UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 24, 2020

FORTERRA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37921	37-1830464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 East John Carpenter Freeway, 6th Floor
Irving, TX 75062

(Address of principal executive offices, including ZIP code)
(469) 458-7973

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FRTA	Nasdaq Stock Market LLC

Securities Registered Pursuant to Section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.
On September 21, 2020, Forterra US Holdings, LLC (the “Selling Stockholder”), a significant stockholder of Forterra, Inc. (the “Company”), completed an underwritten public offering of 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The offering was effected pursuant to an underwriting agreement (the “Underwriting Agreement”) by and among the Company, the Selling Stockholder and Credit Suisse Securities (USA) LLC, BofA Securities, Inc. and Citigroup Global Markets, Inc., as representatives of the underwriters named therein (collectively, the “Underwriters”). The Shares were sold by the Selling Stockholder at a public offering price of $13.50 per share, less underwriting discounts. Under the terms of the Underwriting Agreement, the Selling Stockholder has granted the Underwriters an option, exercisable for 30 days from the date of the Underwriting Agreement, to purchase up to 1,500,000 shares of Common Stock at the public offering price, less underwriting discounts.
The offering and sale of the Shares was made pursuant to a preliminary prospectus supplement and final prospectus supplement related to the Company’s shelf registration statement on Form S-3 (File No. 333-235501) (the “Registration Statement”), which became effective on December 27, 2019, each of which has been filed with the Securities and Exchange Commission.
The Selling Stockholder received all net proceeds from the sale of the Shares pursuant to the Underwriting Agreement. The Company did not receive any of the proceeds from the sale of its Common Stock by the Selling Stockholder.
The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement, preliminary prospectus supplement and final prospectus supplement related to the offering and sale of the Shares. The Company has also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement dated September 16, 2020, by and among Forterra, Inc., Forterra US Holdings, LLC, Credit Suisse Securities (USA) LLC, BofA Securities, Inc. and Citigroup Global Markets, Inc.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on September 24, 2020 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forterra, Inc.

/s/ Lori M. Browne
Lori M. Browne
Executive Vice President, General Counsel and Secretary
Date: September 24, 2020